UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2019
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure

On December 10, 2019, Univest Financial Corporation (the “Corporation"), parent company of Univest Bank and Trust Co., made available and distributed to analysts and prospective investors a slide presentation. The presentation materials include information regarding the Corporation's operating and growth strategies and financial performance. The slide presentation is furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On December 9, 2019, the Corporation issued a press release reporting the declaration of its fourth quarter dividend of $0.20 per share. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Description of Document

99.1	Slide presentation for Univest Financial Corporation (furnished pursuant to Item 7.01 hereof)

99.2	Press release issued by Univest Financial Corporation on December 9, 2019

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Executive Vice President, Chief Financial Officer
Date: December 9, 2019

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Slide presentation for Univest Financial Corporation (furnished pursuant to Item 7.01 hereof)

99.2	Press release issued by Univest Financial Corporation on December 9, 2019

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL